UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: October 17, 2016

(Date of earliest event reported)

Advanced Disposal Services, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-37904	90-0875845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Fort Wade Road
Ponte Vedra, Florida 32801
(Address of principal executive offices and zip code)

(904) 737-7900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)                                 On October 17, Christopher Beall resigned from the board of directors of Advanced Disposal Services, Inc.  Mr. Beall’s decision to resign did not involve any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

The press release announcing this change is attached as Exhibit 99.1 and is incorporated by reference into this Item 5.02.

Item 9.01                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Press Release of Advanced Disposal Services, Inc., dated October 19, 2016, Announcing Changes to the Board of Directors

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Disposal Services, Inc.

	By:	/s/ Jeffrey C. Everett
	Name:	Jeffrey C. Everett
	Title:	Vice President, Associate General Counsel

Dated: October 19, 2016

Exhibit Index

Number and Description of Exhibit

99.1                            Press Release of Advanced Disposal Services, Inc., dated October 19, 2016, Announcing Changes to the Board of Directors